Exhibit 10.2

                                     RENEWAL
                                 REVOLVING NOTE


$4,000,000.00                                              Date: August 21, 2000

Minneapolis, Minnesota                                        Due: July 31, 2001

         For value received, the undersigned, ACI TELECENTRICS, INCORPORATED, a Minnesota corporation, hereby promises to pay to the order of National City Bank of Minneapolis, a national banking association (the "Lender") at its main office in Minneapolis, Minnesota or at any other place designated at any time in writing by the holder hereof, in lawful money of the United States of America, the principal sum of Four Million and No/100 Dollars ($4,000,000.00) or so much thereof as is advanced and remains outstanding hereunder on July 31, 2001, the due date, as shown by the Bank's liability record, together with interest (calculated on the basis of actual days elapsed in a 360-day year) on the unpaid principal hereof, from the date hereof until this Note is fully paid at an annual rate equal to the rate of interest established by and publicly announced from time to time by Lender as its Base Rate, with the understanding that Lender may lend to its customers at rates that are above or below the Base Rate. Each change in the interest rate hereon shall become effective on the day the corresponding change in the Base Rate becomes effective if interest is calculated on the Base Rate. The Loan Agreement contains provisions for increases in the interest rate payable hereunder upon the happening of certain events set forth in the Loan Agreement. Provided, however, that if the principal amount of this Note shall be less than $100,000 on the due date, this Note shall bear the same interest rate after it becomes due as was in effect on such due date. As used herein, "due date" means the maturity date hereof (whether it be the stated maturity date or such earlier date by reason of acceleration) or, if this Note is payable upon demand, the date of demand.

         Interest shall be payable monthly, on the 1st day of each month commencing August , 2000 and on the 1st day of each succeeding month thereafter until this Note is paid in full. This Note is secured by a security interest in all accounts receivable, work in process, furniture, fixtures and equipment, general intangibles, and other property of the Borrower all as described in the Security Agreement between the Borrower and Lender dated January 30, 1998.

         If interest hereon is not paid when due, or if any other indebtedness of the undersigned to Lender is not paid when due, or if the undersigned is in default under any other agreement between the undersigned and Lender, or if a garnishment summons or a writ of attachment is issued against or served upon Lender for the attachment of any property of the undersigned in Lender's possession or any indebtedness owing to the undersigned, or if the undersigned shall submit to Lender any credit application or financial statement containing information which shall prove to be incorrect in any respect when made, or if the undersigned shall fail to pay when due any indebtedness the undersigned may owe for money borrowed, of if the holder shall at any time in good faith believe that the prospect of due and punctual payment of the Note is materially impaired, then, in any such event, the holder hereof may, at its option, declare this Note to be immediately due and payable, together with all unpaid interest accrued hereon, without notice or demand; provided, however, that if this Note is payable upon demand, nothing herein contained shall preclude or limit the holder hereof from demanding payment of this Note at any time and for any reason, without notice.

         This Note is the Revolving Note referred to in that certain Second Amendment to Amended and Restated Revolving Credit Loan Agreement between Lender and the Borrower dated of even date herewith ("Loan Agreement") and has been executed by the Borrower and delivered and issued by Lender in accordance with the Loan Agreement and Lender is entitled to all the benefits, rights and privileges contained in the Loan Agreement. This Note is given in replacement and renewal of, and not in satisfaction of or substitution for, a certain revolving note dated April 30, 2000, in the original principal amount of $2,000,000.

         This Note shall also become automatically due and payable (including unpaid interest accrued hereon) without notice or demand should a petition be filed by or against the undersigned under the United States Bankruptcy Code, or if a trustee, receiver or similar officer is appointed for the undersigned or for the undersigned's property. If this Note is not paid on the due date, the bank shall have the right to set off the indebtedness evidenced by this Note against any indebtedness of the Bank to the undersigned. The holder hereof may at any time renew this Note or extend its maturity date for any period and release any security for, or any part to, this Note, all without notice to or consent of and without releasing any accommodation maker, endorser or guarantor. The undersigned agrees to pay all costs of collection, including attorneys' fees and legal expenses, in the event this Note is not paid when due whether suit is commenced or not, including costs and expenses in litigation, bankruptcy, or insolvency proceedings. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned. This Note shall be governed by the substantive laws of the State of Minnesota, except insofar as the Bank may rely on the laws of the United States to justify the interest rate charged hereunder. The undersigned hereby irrevocably submits to the jurisdiction of the Minnesota District Court, Fourth Division, and the Federal District Court, District of Minnesota, Fourth Division, over any action or proceeding arising out of or relating to this Note and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court.


                                                  ACI TELECENTRICS, INCORPORATED

                                                  /s/  Rick Diamond
                                                  ------------------------------
                                                  By:  Rick Diamond
                                                  Its: CEO

                                                  /s/  Gary B Cohen
                                                  ------------------------------
                                                  By:  Gary Cohen
                                                  Its: President


ADDRESS OF THE BORROWER:

3100 West Lake Street
Minneapolis, Minnesota 55416-4510

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT LOAN AGREEMENT



         THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT ("Amendment") is dated as of August 21 , 2000 by and between ACI TELECENTRICS, INCORPORATED, a Minnesota corporation (the "Borrower") and NATIONAL CITY BANK OF MINNEAPOLIS, a national banking association (the "Lender").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Lender entered into a certain Revolving Credit Loan Agreement dated as of January 30, 1998 and a certain Amended and Restated Resolving Credit Loan Agreement dated April 30, 1999 (collectively, the "Loan Agreement"), whereby the Lender agreed to make Advances to the Borrower in the original principal amount of up to $2,000,000.00 ("Loan"); and

         WHEREAS, the Borrower and the Lender entered into a certain First Amendment to Amended and Restated Revolving Credit Loan Agreement dated as of April 30, 2000, whereby the Lender agreed to amend the Loan Agreement and to extend the Termination Date to April 30, 2001: and

         WHEREAS, the Borrower has requested the Lender increase the maximum amount of the Loan from $2,000,000 to $4,000,000, to extend the Termination Date of the Loan to July 31, 2001, and to modify certain other provisions of the Loan Agreement; and

         WHEREAS, the Lender has agreed to amend the Loan Agreement and extend the Termination Date upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1. Capitalized Terms. All capitalized terms used herein and as otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         2. Amendment. The Loan Agreement is hereby amended as follows:

                  a.       The definition of "Base Rate" as set forth in Section
                           1.01 of the Loan Agreement is hereby deleted in its entirety and replace with the following:

                           "Base Rate" means the fluctuating annual rate of interest established by and publicly announced from time to time by National City Bank of Minneapolis as its "Base Rate" with the understanding that the Lender may lend to its customers at rates that are above or below the Base Rate or, if Lender ceases to announce a rate so designated, any similar successor rate designated by Lender."

                  b. "Commitment" as set forth in Section 1.01 of the Loan Agreement is hereby amended to read as follows:

                           "Commitment" means $4,000,000.

                  c.       The definition of "Eligible Accounts" as forth in
                           Section 1.01 of the Loan Agreement is hereby amended by adding the following:

                           "(8) Ineligible accounts shall also include credits on accounts greater than 90 days past invoice date or 60 days past due."

                  d.       The definition of "LIBOR Rate" as set forth in
                           Section 1.01 of the Loan Agreement is hereby deleted in its entirety.

                  e.       The definition of "Termination Date" as set forth in
                           Section 1.01 of the Loan Agreement is hereby amended to read as follows:

                           "Termination Date" means July 31, 2001.

                  f. The definition of "Revolving Note" or "Note" as set forth in Section 1.01 of the Loan Agreement is hereby amended to read as follows:

                           "Revolving Note" or "Note" means the Renewal
                           Revolving Note of the Borrower dated as of August 21, 2000, payable to the order of the Lender, in substantially the form of Exhibit A attached hereto.

                  g. Section 2.03 of the Loan Agreement shall be deleted in its entirety and replaced with the following language:

                           "Section 2.03 Interest under the Revolving Note. The principal balance of the Advances outstanding from time to time during any month shall bear interest (computed on the basis of actual days elapsed in a 360-day year) at the Base Rate in effect from time to time."

                  h. Section 5.08 of the Loan Agreement shall be deleted in its entirety and replaced with the following language:

                           "Section 5.08 Ratio of Debt to Tangible Net Worth. The Borrower will maintain at all times its Ratio of Debt to Tangible Net Worth at not more than 1.75 to 1 during the term of this Agreement."

                  i. Section 5.09 of the Loan Agreement shall be deleted in its entirety and replaced with the following language:

                           "Section 5.09 Tangible Net Worth. The Borrower will maintain at all times its Tangible Net Worth at an amount not less than Five Million and No/100 Dollars($5,000,000.00)."

                  j. Section 6.10 of the Loan Agreement shall be deleted in its entirety and replaced with the following language:

                           "Section 6.10 Capital Expenditures. For each fiscal year of the Borrower during the term of the Loan Agreement, the Borrower shall not incur any Capital Expenditures in excess of $1,000,000: notwithstanding the foregoing, the Borrower shall have the right to incur annual Capital Expenditures up to the amount of $4,000,000 provided that any Capital Expenditures in excess of $1,000,000 are financed by economic development or government grant monies and Borrower provides or has provided evidence reasonably satisfactory to Lender of the existence of such grant monies. For purposes of this Agreement, "Capital Expenditures" means all of the Borrower's expenditures for any assets, or for improvements, replacements, substitutions or additions therefor or thereto, which are or will be capitalized on the Borrower's balance sheet and which, in accordance with GAAP, are required to be included in or reflected by the property, plant, equipment or similar fixed asset account or reflected in such balance sheet, and shall include, without limitation, capitalized lease obligation. Any Capital Expenditures in excess of $4,000,000 shall require written approval of the Lender.

         3. Conditions to Effectiveness of this Amendment. This Amendment shall not become effective until, and shall become effective when, each of the following provisions shall have been fulfilled:

                  a. The Lender shall have received this Amendment, duly executed by the Borrower;

                  b. The Lender shall have received a signed copy of the certificate of the Secretary or Assistant Secretary of the Borrower which shall certify the names of the officers of the Borrower authorized to sign this Amendment and the other documents or certificates to be delivered pursuant to the Loan Agreement and this Amendment by the Borrower and to request Advances under Section 2.01. The Lender may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or Assistant Secretary of the Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

         4. Effect of Amendment; Representation and Warranties; No Waiver. The Lender and the Borrower agree that after this Amendment becomes effective, the Loan Agreement, as hereby amended, shall remain in full force and effect. The Borrower warrants and represents that on and as of the date hereof and after giving effect to this Amendment, (i) all of the representations and warranties contained in the Loan Agreement as hereby amended are correct and complete in all material respects as of the date hereof, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date and (ii) no Default or Event of Default has occurred or is continuing under the Loan Agreement, as amended hereby, and no event has occurred which, with the passage of time or the giving of notice, would mature into a Default or an Event of Default. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment, and neither this Amendment nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or signatory or a provision of the Borrower's Articles of Incorporation, By-Laws, or, to the best of the Borrower's knowledge, any other agreement or requirement of law. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to, any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment, or the performance of the obligations of the Borrower herein or therein described.

         5. Reference. From and after the effective date of this Amendment, each reference in the Loan Agreement to "this Loan Agreement", this "Agreement", "herein", "hereof", "hereby" or words of like import referring to the Loan Agreement and each reference in any other document delivered in connection with the Loan Agreement to the "Loan Agreement", "therein", "thereof", "thereby" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference in the Revolving Note, the Security Agreement, and any and all other documents and agreements entered into with respect to the obligations under the Loan Agreement to "the Loan Agreement" shall mean and be a reference to the Loan Agreement as amended by this Amendment.

         6. Incorporation of Loan Agreement and other Loan Documents by Reference; Ratification of Loan Documents. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Loan Agreement, the Revolving Note, the Security Agreement, and any and all other documents and agreements entered into with respect to the obligations under the Loan Agreement are incorporated herein by reference and are hereby ratified by the Borrower.

         7. Merger and Integration; Superseding Effect. The Loan Agreement, as amended and modified by this Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control.

         8. Expenses. As provided in Section 8.04 of the Loan Agreement, as amended hereby, the Borrower agrees to pay all of the expenses, including reasonable attorneys fees and expenses, incurred by the Lender in connections with this Amendment.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.



ACI TELECENTRICS, INCORPORATED,             NATIONAL CITY BANK OF
a Minnesota corporation                     MINNEAPOLIS, a national
                                            banking association

By: /s/ Rick Diamond                        By: /s/ Connie B. Tran
    --------------------------------            --------------------------------
Title:   CEO                                Its: Assistant Vice President
       -----------------------------             -------------------------------

By: /s/ Gary B. Cohen
    --------------------------------
Title:   President
       -----------------------------